SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2004

GUILFORD PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23736	52-1841960

(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

6611 Tributary Street
Baltimore, Maryland	21224

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 631-6300

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

     On June 18, 2004, Guilford Pharmaceuticals Inc. issued a press release announcing that it has licensed to Symphony Neuro Development Company its U.S. rights to GPI 1485, a novel compound based on Guilford’s neuroimmunophilin ligand technology, in four indications: Parkinson’s disease, post-prostatectomy erectile dysfunction, HIV-neuropathy and HIV-dementia. A copy of Guilford’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

          99.1 Press Release of Guilford Pharmaceuticals Inc. issued June 18, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guilford Pharmaceuticals Inc.

Date: June 18, 2004	By:	/s/ Asher M. Rubin Asher M. Rubin Vice President, General Counsel and Secretary

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INDEX TO EXHIBITS

Exhibit
Number	Exhibit Description

99.1	Press Release of Guilford Pharmaceuticals Inc. issued June 18, 2004.

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